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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 OR 15(d) of The
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): November 8, 2006




                               SUTRON CORPORATION
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             (Exact name of registrant as specified in its charter.)



            Virginia                 0-12227                     54-1006352
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(State or other jurisdiction of    (Commission                (I.R.S. Employer
 incorporation or organization)    File Number)              Identification No.)



                 21300 RIDGETOP CIRCLE, STERLING VIRGINIA 20166
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               (Address of principal executive offices) (Zip Code)



                                 (703) 406-2800
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                           (Issuer's telephone number)



                                 Not Applicable
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with SEC Release No. 33-8255, the following information is furnished. On November 8, 2006, Sutron Corporation announced via press release the Company's results for its third quarter ended September 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.



ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
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    Exhibit 99.1 -- Press release issued on November 8, 2006.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2006                     Sutron Corporation
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                                            (Registrant)


                                            By /s/ Sidney C. Hooper
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                                            Sidney C. Hooper
                                            Chief Financial Officer and
                                            Principal Accounting Officer